UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

May 9, 2010
Date of Report (date of Earliest Event Reported)

 CHINA TEL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA		98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 155, San Diego, CA  92130
 (Address of principal executive offices and zip code)

(858) 259-6614
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreement.

Amended and Restated Stock Purchase Agreement

On February 9, 2010, the Company and Isaac Organization, Inc., a Canadian corporation (“Isaac”), entered into a Stock Purchase Agreement (“Isaac Agreement”).  On March 5, 2010, the Company and Isaac entered into an Amendment to Stock Purchase Agreement (“First Isaac Amendment”), the effect of which was to amend the terms of the Isaac Agreement.  The Company has received a total of $11,000,000 paid under the Isaac Agreement and First Isaac Amendment.  On March 31, 2010, Isaac withheld payment of an installment payment due under the terms of the First Isaac Amendment and expressed a desire to renegotiate the terms of the agreement between the Company and Isaac based on developments involving a separate Stock Purchase Agreement between the Company and Excel Era Limited (“Excel”) reported by the Company on the same Form 8-K reports as described in the Isaac Agreement and the First Isaac Amendment.

On May 9, 2010, the Company and Isaac entered into an Amended and Restated Stock Purchase Agreement (“A&R Isaac SPA”), the material terms of which are as follows:

•
Isaac shall purchase of up to 49% of the shares of the Company’s Series A common stock (each a “Share”) for a purchase price of up to $320,000,000, including the $11,000,000 paid under the Isaac Agreement and First Isaac Amendment.

•
The purchase price is payable in monthly installments of up to $15,000,000 or more commencing May 1, 2010 through December 1, 2011, with the unpaid balance of the purchase price payable on December 31, 2011.  The Company must make a funding request for installment payments under the A&R Isaac SPA, which Isaac must pay within 30 days.  The Company may make one or more funding requests of up to $15,000,000 in the aggregate per calendar month, or more if the parties agree in writing.

•	Upon receipt of each installment, the Company shall issue and deliver to Isaac the number of Shares that the dollar amount of the installment bears to $1.50 per Share.

•
The Company shall also issue and deliver to Isaac for each dollar paid one warrant (“Warrant”) granting the right to acquire one Share.  Each Warrant has a term of three years from the date of issuance in which the holder may exercise the Warrant at an exercise price of $1.00 per Share, unless the parties agree in writing to a cashless exercise.  Therefore, the total amount to be paid to the Company for the Warrants is up to $320,000,000 in addition to the purchase price of up to $320,000,000.

•
Isaac is entitled to issuance of additional Shares under a fully diluted calculation to be performed commencing June 1, 2010 and the first calendar day of every third month thereafter until the purchase price is paid in full or the A&R Isaac SPA is otherwise terminated, such that between the total shares, as of each calculation date, the number of Shares issued to Isaac shall bear the same ratio to 49% of the total Shares the paid portion of the purchase price bears to the total purchase price.  The number of Warrants and Shares issued upon exercise of Warrants (“Warrant Shares”) is excluded from both the numerator and the denominator in making the fully diluted calculation.

•
The Parties intend to enter into a separate Registration Rights Agreement, under which Shares and Warrants issued to Isaac may enjoy “piggyback” rights, if the Company registers any of its Shares in the future.

•
The Company has the right to terminate Isaac’s rights under the A&R Isaac SPA under two circumstances.  First, if Isaac fails to pay any installment after a funding request and before expiration of a grace period, the Company may issue a notice of termination for monetary default, in which event the Company is entitled to cancel 10% of the Shares, Warrants and Warrant Shares previously issued to Isaac.  Second, at any time after Isaac has paid $205,000,000 of the purchase price, the Company may issue a notice of termination at the Company’s option, in which event Isaac is entitled to receive Shares representing 10% of the sum of: (i) all Shares and Warrant Shares previously issued; and (ii) all Shares represented by Warrants previously issued to Isaac that have not been exercised.

•	Isaac is entitled to designate two members of the Company’s Board of Directors.

•
As a condition to the execution of the A&R Isaac SPA, the Company and Trussnet Capital Partners (HK) Ltd. (“TCP”) executed an agreement extending the maturity date of the Company’s Promissory Note with TCP until December 31, 2011.

A fully executed copy of the A&R Isaac SPA is attached hereto and incorporated by reference herein as Exhibit 99.1 to this Form 8-K.

Amendment of Promissory Note

On March 9, 2009, the Company filed a Form 8-K to report it had entered into an Asset Purchase Agreement with Trussnet Capital Partners (HK) Ltd., a Hong Kong limited liability company (“TCP”), which included a Promissory Note from the Company to TCP in the amount of $191,000,000 (“Note”).  The Note has been previously amended pursuant to a First Amendment of Promissory Note, effective as of March 5, 2010 (“(First Amendment”), a Second Amendment to Promissory Note, effective as of March 16, 2010 (“Second Amendment”) and a Third Amendment to Promissory Note, effective as of April 9, 2010 (“Third Amendment”) reported by amended Form 8-K filings made March 5, 2010, March 18, 2010, and April 9, 2010, respectively.

On May 9, 2010, the Company and TCP executed a Fourth Amendment to Promissory Note (“Fourth Amendment”), the material terms of which are as follows:

•	The First Amendment, Second Amendment and Third Amendment are of no further force and effect, except as restated in the Fourth Amendment.

•	The interest rate of the Note is increased from 8% to 10%, effective March 9, 2010.

•
The maturity date of the Note is extended to December 31, 2011, in exchange for the extension fees set forth in the attached Fourth Amendment on the original $191,000,000 principal balance of the Note.

•
TCP is entitled to accept any or all of the interest accrued and/or extension fees incurred pursuant to the Note in the form of shares of the Company’s Shares issued at a price per share of the lesser of: (i) ninety-five cents ($.095); or (ii) eighty percent (80%) of the volume weighted average of the closing bid price for the Shares on the Over The Counter Bulletin Board quotation system for the ten (10) day period prior to the date TCP delivers a written election to receive such payment in the form of Shares.  TCP has elected to receive Shares for the difference between the total amount due under the Note and the original $191,000,000 principal balance of the Note.

•
TCP agrees to pay towards its contract to acquire 49% of the shares of Chinacomm Ltd., a Cayman Islands corporation, all amounts the Company pays to TCP to reduce the principal balance due under the Note.

A copy of the Fourth Amendment is attached hereto and incorporated by reference herein as Exhibit 99.2.

Lastly, as of May 12, 2010, the Company issued a press release announcing the signing of the A&R Isaac SPA and the Fourth Amendment.  A copy of the press release is attached hereto and incorporated by reference herein as Exhibit 99.3 to this Form 8-K.

Item 3.02                      Unregistered Sales of Equity Securities

                See Item 1.01 above for a description of the A&R Isaac SPA.

Item 9.01                      Exhibits.

99.1	Amended and Restated Stock Purchase Agreement between China Tel Group, Inc. and Isaac Organization, Inc.

99.2	Fourth Amendment to Promissory Note from China Tel Group, Inc. to Trussnet Capital Partners (HK) Ltd.

99.3	Press Release dated May 12, 2010

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA TEL GROUP, INC.

Date: May 11, 2010	By:	/s/ George Alvarez
Name: George Alvarez
Title: Chief Executive Officer